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                       STATEMENT OF ADDITIONAL INFORMATION

                               -----------------


         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202



                               -----------------



               THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.








           Statement of Additional Information Dated: August 1, 1997, as Supplemented through September 1, 1997

 Relating to Prospectuses Dated: August 1, 1997, as supplemented through
                               September 1, 1997,
 Relating to Flag Investors Class A Shares, Flag Investors Institutional Shares
                                       and
                   Alex. Brown Capital Advisory & Trust Shares









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                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----

 1.      General Information and History............................   1

 2.      Investment Objectives and Policies.........................   1

 3.      Valuation of Shares and Redemption.........................  10

 4.      Federal Tax Treatment of Dividends and
           Distributions............................................  11

 5.      Management of the Fund.....................................  14

 6.      Investment Advisory and Other Services.....................  18

 7.      Distribution of Fund Shares................................  19

 8.      Brokerage..................................................  22

 9.      Capital Stock..............................................  23

10.      Semi-Annual Reports........................................  24

11.      Custodian, Transfer Agent and Accounting Services .........  24

12.      Independent Auditors ......................................  25

13.      Performance Information....................................  25

14.      Control Persons and Principal Holders of
           Securities...............................................  28

15.      Financial Statements.......................................  28








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1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares (the "ABCAT Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. The Flag Investors Class A Shares were formerly known as the Flag Investors Shares.

        There are three separate prospectuses for the Fund's Shares: one for the Flag Investors Class A Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from the Fund's Distributor (the "Distributor") or, with respect to the Flag Investors Class A Shares and the Flag Investors Institutional Shares, from Participating Dealers that offer shares to prospective investors. Prospectuses for the Flag Investors Class A Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on July 23, 1993. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended. The Fund commenced offering the Flag Investors Class A Shares on October 1, 1993 and the Flag Investors Institutional Shares on November 2, 1995. The ABCAT Shares have been offered since January 10, 1997.

        Under a license agreement dated October 1, 1993 between the Fund and Alex. Brown & Sons Incorporated, Alex. Brown & Sons Incorporated (now BT Alex-Brown Incorporated) licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing

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primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. There can be no assurance that the Fund's investment objective will be achieved.

Municipal Obligations

        Municipal obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in municipal obligations, see "Investment Objectives, Policies and Risk Considerations" in the Prospectus.

        Municipal obligations can be classified into three principal categories:
"general obligation bonds," "revenue bonds" and "notes." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include "tax exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital or operating needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Other Tax-Exempt Instruments

        Other tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Fund's investment advisor (the "Advisor") be comparable to the long-term bond or commercial paper ratings stated in the Prospectus. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

        The Fund may also invest in municipal lease obligations or participation certificates issued by government authorities or entities to finance the acquisition or construction of a project or equipment. The certificates represent participations in a lease or installment purchase contract relating to such project or equipment. Although such municipal lease obligations do not constitute general obligations of the issuer to which the issuer's unlimited taxing power is pledged, lease obligations are frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation; however, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities are a type of financing that has not yet developed the depth of marketability associated with more conventional securities and may be illiquid. The Fund will not purchase such lease obligations

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to the extent that it holds municipal lease obligations or illiquid securities in an amount exceeding 10% of its net assets, except that, if the Advisor determines that any municipal lease obligations are liquid pursuant to guidelines adopted by the Board of Directors, such municipal lease obligations shall not be included for purposes of calculating the foregoing limit. The Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect of its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations.

Money Market Securities

        From time to time the Fund may purchase taxable short-term securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

        The commercial paper which may be purchased includes variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Puts

        The Fund may engage in put transactions. The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor would use its best efforts initially to determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

        The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of the Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities the Fund will consider
"maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Futures Contracts and Options on Futures Contracts

        The Fund may invest in futures contracts and related options including futures contracts on fixed income securities and contracts based on municipal bond or other financial indices.

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

        Under rules adopted by the Commodities Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will at least be equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        Segregated accounts will be established with the Fund's custodian and will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self- imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        2. Invest in real estate or mortgages on real estate;

        3. Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and options thereon;

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        5. Issue senior securities;

        6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may make loans through the use of repurchase agreements;

        7. Effect short sales of securities;

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

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        9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

Risk Factors Associated With a Maryland Portfolio

        The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to the State of Maryland and its agencies, there are 23 counties and 156 incorporated municipalities in Maryland (including Baltimore City), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt.

        Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.73 million in April 1997 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland after employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 4.4% in April 1997, compared to a national average of 4.8%. The State's population in 1996 was approximately 5.07 million with 87% concentrated in the Baltimore-Washington corridor.

        Debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1996, $2.8 billion in state and local debt was issued in Maryland, with approximately 46% representing general obligation debt and 54% revenue bonds or lease-backed debt.

        Total combined tax supported debt outstanding of the State, Baltimore City and all of the counties, municipalities and special districts within Maryland totaled $13.9 billion as of June 30, 1996. The State of Maryland had $3.05 billion in general obligation bonds outstanding as of March 31, 1997. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's Ratings Group and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 24.7% and 16.4%, respectively, between fiscal years 1992 and 1996. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

        Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which is limited by the General Assembly to $1.074 billion for fiscal year 1998 (ending June 30, 1998); the principal amount of such bonds outstanding as of March 31, 1997 was $965.6 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University System of Maryland, Morgan State University and St. Mary's College of Maryland, the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at March 31, 1997 was approximately $3.6 billion.

        Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of March 31, 1997, $140 million of lease and conditional purchase financings were outstanding.

        In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

        Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. The following discussion focuses only on the recent budgets of the State of Maryland. The soundness of the State's budget, however, may have little or no correlation to the financial strength (or weakness) of a particular political subdivision or a particular obligor on conduit revenue bonds.

        During the fiscal years 1991 through 1993, the national recession and weakened economy caused shortfalls in the State's budgeted revenues and increases in demand for State services. During that period the State was forced both to cut local aid and other State expenditures and to raise taxes. Showing improvement from prior years, the State ended its fiscal years 1994, 1995 and 1996 with surpluses.

        In April, 1996, the General Assembly approved a $14.6 billion 1997 fiscal year budget. The budget as enacted includes funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements; the budget incorporates $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. When this budget was enacted, the State estimated that the General Fund surplus on a budgetary basis at June 30, 1996 would be approximately $22.5 million, in addition to which the State projected that there would be $490.4 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $144.5 million.

        In April, 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $28.2 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue Stabilization Account of the State Reserve Fund.

Other Maryland Issuers

        Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties were placed on the November 1992 election ballot and were adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

        Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

        Sectors. Certain areas of potential investment concentration present unique risks. In recent years, 6 to 12% of tax-exempt debt issues in Maryland has been for public or non-profit health care institutions. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Medicare Prospective Payment System for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, under the terms of the Medicare waiver, a retroactive adjustment could occur if certain performance standards are not attained, and any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

        The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Investments in Puerto Rico

        Although the Fund has no present intention to do so, from time to time, the Fund may invest in obligations of the Commonwealth of Puerto Rico and its public corporations exempt from federal and Maryland state and local income taxes. These investments will not be considered Maryland municipal securities for purposes of the Fund's policy to invest, under normal market conditions, 65% of its assets in Maryland municipal securities. The majority of the Commonwealth's debt is issued by ten public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of May 31, 1995, outstanding public sector debt issued by the Commonwealth and its public corporations totaled $15.9 billion.

        Investment in Puerto Rico obligations requires a careful assessment of certain risk factors. These include reliance on substantial federal assistance and favorable tax programs, above average levels of unemployment and low wealth levels, and an economy vulnerable to adverse shifts in energy prices and U.S. foreign trade/monetary policies. These risks are countered by strong security provisions, a long history of timely debt repayment, and improved financial practices.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr's. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to suspend the sale of Shares at any time.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Flag Investors Class A Shares by check, Flag Investors Institutional Shares by wire transfer of funds and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to qualify as a regulated investment company under Subchapter M of the Code. However, to qualify as a regulated investment company for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal

Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt- interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.

        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain if the shares are held for more than twelve months, but not more than eighteen months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of Shares of the Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

        The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Individuals whose "modified income" exceeds a base amount will be subject to federal income tax in a portion of their social security or railroad retirement benefits. Modified income currently includes adjusted gross income, one-half of social security or railroad retirement benefits and tax-exempt interest, including exempt-interest dividends paid by the Fund. Individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social security or railroad retirement benefits. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such persons should consult their tax advisor before investing in the Fund.

        Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

        If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*RICHARD T. HALE, Chairman and Director (7/17/45
                Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/27)
                Managing Director, BT Alex. Brown Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated now BT Alex. Brown Incorporated.

JAMES J. CUNNANE, Director (3/11/38)
                CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment companies).

JOHN F. KROEGER, Director (8/11/24)
                37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
                26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)
                Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and AMBAC Treasurers Trust (registered investment companies) and DP Mann Holdings (insurance).

REBECCA W. RIMEL, Director (4/10/51)
                The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
                Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004- 2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
                Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor- at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Reed College (education); Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).

JOSEPH A. FINELLI, Treasurer (1/24/57)
                Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
                Vice President, BT Alex. Brown Incorporated, June, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand, LLP, September, 1988-June, 1997.

LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
                Asset Management Department, BT Alex. Brown Incorporated, 1991-Present.

---------------
    * Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by BT Alex. Brown or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and Director of eleven other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, and McDonald serve as Directors of each fund in the Fund Complex. Mr. Woolf serves as President of seven Funds in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Director of eleven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Ms. Collidge serves as Assistant Secretary, respectively, of each fund in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown may be considered to have received remuneration indirectly. As compensation for his services as President, Mr. Woolf receives an annual fee from all Flag Investors Funds for which he serves as President and from the BT Alex. Brown Cash Reserve Fund, Inc. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director"), receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 1997, Non-Interested Directors' fees attributable to the assets of the Fund totaled approximately $1,511.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1997.


                                                           COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
Name of Person,               Aggregate Compensation From     Pension or Retirement        Total Compensation from the Fund and
Position                      the Fund Payable to Directors   Benefits Accrued as Part     Fund Complex Payable to Directors for
                              for the Fiscal Year Ended       of Fund Expenses             the Fiscal Year Ended March 31, 1997
                              March 31, 1997
------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale (1)           $0                              $0                                              $0
Chairman and Director

Truman T. Semans (1)          $0                              $0                                              $0
Director

James J. Cunnane              $156(2)                         (3)                                  $39,000 for service on 12
Director                                                                                          Boards in the Fund Complex

John F. Kroeger               $196(2)                         (3)                                  $49,000 for service on 12
Director                                                                                          Boards in the Fund Complex

Louis E. Levy                 $156(2)                         (3)                                  $39,000 for service on 12
Director                                                                                          Boards in the Fund Complex

Eugene J. McDonald            $156(2)                         (3)                                  $39,000 for service on 12
Director                                                                                          Boards in the Fund Complex

Rebecca W. Rimel              $178(2)                         (3)                                  $39,000 for service on 10
Director                                                                                         Boards in the Fund Complex (5)

Carl W. Vogt, Esq.            $0  (4)                         (3)                                  $39,000 for service on 9
Director                                                                                          Boards in the Fund Complex (5)

Harry Woolf  (6)              $116(2)                         (3)                                  $29,250 for service on 12
Director                                                                                          Boards in the Fund Complex

-----------------------------

(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) None of this amount has been deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1997 was approximately $950.
(4)   Mr. Vogt was elected Director to the Fund on August 14, 1997.
(5) Ms. Rimel receives proportionately higher compensation from each fund for which she serves as a Director.
(6) Retired as Director of the Fund on December 31, 1996 and was appointed President of the Fund on September 1, 1997.

        The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by such participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex, and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1997. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at March 31, 1997 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Mr. Vogt, 1 year and for Ms. Rimel, 1 year, respectively.

Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------
6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                               $15,600
10 years or more                                $24,500                               $19,500

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and BT Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that covered employees of the Advisor, certain directors or officers and all Fund Directors who are "interested persons," preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On August 14, 1997, the shareholders of the Fund approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor"). ICC is an indirect subsidiary of Bankers Trust New York Corporation. ICC is also the investment advisor to BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc. Prior to August 14, 1997, ICC provided investment advisory services to the Fund pursuant to an agreement dated October 1, 1993 for the same compensation and on substantially the same terms as the current Investment Advisory Agreement.

         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel, subject to applicable banking regulations, and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of .35% of the Fund's average daily net assets. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Flag Investors Class A Shares' average daily net assets and .45% of the Flag Investors Institutional Shares' and the ABCAT Shares' respective average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

         The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was initially approved by the Fund's Board of Directors on June 17, 1997. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, ICC waived all advisory fees ($79,698, $51,908 and $45,630, respectively). In addition, for the same period, ICC reimbursed the Fund for other expenses aggregating $64,880, $87,047 and $90,867, respectively. Absent such waivers and reimbursements, the Fund's total operating expenses would have been 1.34%, 1.69% and 1.85%, respectively, of the Flag Investors Class A Shares' average daily net assets for the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995. For the fiscal year ended March 31, 1997 and the period ended March 31, 1996, total operating expenses would have been 1.09% and 1.30% (annualized), respectively, of the Flag Investors Institutional Shares' average daily net assets.

        In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent and Accounting Services.")

7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement dated September 1, 1997 ("Distribution Agreement"). Prior to September 1, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as the Fund's distributor pursuant to three separate agreements each with the same rates of compensation and substantially the same terms as the Distribution Agreement.

         The Distribution Agreement provides that ICC Distributors has the exclusive right to distribute Shares of the Fund either directly or through other broker-dealers and further provides that ICC Distributors will: (a) solicit and receive orders for the purchase of Flag Investors Class A Shares;
(b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectuses and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund; (e) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board of Directors; and (f) take all actions necessary to carry into effect the distribution of the Shares. ICC Distributors has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ICC Distributors will be responsible for all of the promotional expenses. The services provided by ICC Distributors to the Fund are not exclusive, and ICC Distributors is free to provide similar services to others. ICC Distributors shall not be liable to the Fund or its shareholders for any act or omission by ICC Distributors or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to the disclosures in the Fund's registration statement.

         The Distribution Agreement was approved by the Fund's Board of Directors on August 4, 1997. The Agreement has an initial term of two years and will remain in effect from year to year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. The Agreement may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of the outstanding shares of the class (as defined under Capital Stock). The Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         With respect to the Flag Investors Class A Shares and Flag Investors Institutional Shares, ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that ICC Distributors will enter into Sub-Distribution Agreements for the ABCAT Shares.

         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate most of its annual fee to its investment representatives and up to all of its fee to Participating Dealers. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, Alex. Brown, formerly the Fund's Distributor, received distribution fees of $29,887, $32,318, and $32,593, respectively. ICC Distributors receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Flag Investors Class A Shares ("Flag Investors Class A Distribution Plan"). Under the Flag Investors Class A Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to participating broker-dealers.

         In approving the Flag Investors Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Class A Plan would benefit the Fund and its shareholders. The Flag Investors Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Flag Investors Class A Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Class A Plan may be terminated at any time and the Flag Investors Class A Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Flag Investors Class A Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Flag Investors Class A Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Flag Investors Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Class A Plan to ICC Distributors pursuant to the Flag Investors Class A Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Class A Plan, the selection and nomination of the Fund's Non-Interested Directors will be committed to the discretion of the Non-Interested Directors then in office.

         For the fiscal year ended March 31, 1997, the Fund paid $29,887 to Alex. Brown, formerly the Fund's distributor, pursuant to the Flag Investors Class A Plan. Alex. Brown, in turn, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         In addition, with respect to the Flag Investors Class A Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services.

          Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the Flag Investors Class A Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Flag Investors Class A Plan. Payments under the Flag Investors Class A Plan are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than .25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Flag Investors Class A Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Flag Investors Class A Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Flag Investors Class A Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates.

General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC or the Distributor.

        The address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

8.      BROKERAGE

        ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

        In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisor or its affiliates in any transaction in which the Advisor or its affiliates acts as a principal; that is, an order will not be placed with the Advisor or its affiliates if execution of the trade involves the Advisor or its affiliates serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with the Advisor or its affiliates acting as market maker.

        If the Advisor or its affiliates is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

        ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than BT Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through the Advisor or its affiliates. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. For the fiscal year ended March 31, 1997, the Fund paid no brokerage commissions to Alex. Brown & Sons Incorporated, predecessor to BT Alex. Brown.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         During the fiscal year ended March 31, 1997, Alex. Brown directed no transactions to broker-dealers and paid no related commissions to broker dealers because of research services provided.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1997, the Fund held a 6.25% repurchase agreement issued by Goldman Sachs & Co. which was valued at $293,000.

9.      CAPITAL STOCK

        The Fund is authorized to issue 40 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

        The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Class B Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares. The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of

Alex. Brown. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. The Flag Investors Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

        Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

        As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.     SEMI-ANNUAL REPORTS

        The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as Custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, serves as transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $12.83 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. ICC, as the Fund's Transfer Agent, has received fees for the fiscal year ended March 31, 1997 which totaled $11,297. The Fund's Board of Directors has approved Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation and an affiliate of the Fund, 130 Liberty Street, New York, New York 10006 as custodian to the Fund. Currently, it is anticipated that Bankers Trust Company will provide custodial services to the Fund effective September 22, 1997.

         ICC also provides certain accounting services to the Fund. As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.


         Average Daily Net Assets                              Incremental Annual Accounting Fees
         ------------------------                              ----------------------------------
$          0          -       $   10,000,000                           $13,000(fixed fee)
$ 10,000,001          -       $   20,000,000                                .100%
$ 20,000,001          -       $   30,000,000                                .080%
$ 30,000,001          -       $   40,000,000                                .060%
$ 40,000,001          -       $   50,000,000                                .050%
$ 50,000,001          -       $   60,000,000                                .040%
$ 60,000,001          -       $   70,000,000                                .030%
$ 70,000,001          -       $  100,000,000                                .020%
$100,000,001          -       $  500,000,000                                .015%
$500,000,001          -       $1,000,000,000                                .005%
over $1,000,000,000                                                         .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with provision of ICC's accounting services under the Master Services Agreement: express delivery service, independent pricing and storage.

         For the fiscal year ended March 31, 1997, ICC received accounting fees of $25,202.


12.      INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by Deloitte & Touche LLP.


13.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n     = ERV

Where:   P    = a hypothetical initial payment of $1,000

         T    = average annual total return

         n    = number of years (1-, 5- or 10-)

      ERV     = ending redeemable value at the end of the 1-, 5-, or
                10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (1.50% for the Flag Investors Class A Shares) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Flag Investors Institutional Shares and the ABCAT Shares are sold without a sales load.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the period ended March 31, 1997 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                       One-Year Period Ended                          Since Inception
                                           March 31, 1997
                             ---------------------------------------------------------------------------------------
                                   Ending               Average                 Ending                Average
                                 Redeemable           Annual Total            Redeemable            Annual Total
Class                              Value                 Return                 Value                  Return
--------------------------------------------------------------------------------------------------------------------
Class A                           $1024.91                4.05%                $1118.37                 3.25%
October 1, 1993*
--------------------------------------------------------------------------------------------------------------------
Institutional                     $1042.68                4.27%                $1054.81                 3.86%
November 2, 1995*
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                       One-Year Period Ended                          Since Inception
                                           March 31, 1997
                             ---------------------------------------------------------------------------------------
                                   Ending               Average                 Ending                Average
                                 Redeemable           Annual Total            Redeemable            Annual Total
Class                              Value                 Return                 Value                  Return
--------------------------------------------------------------------------------------------------------------------
ABCAT
January 10, 1997*                    N/A                   N/A                    N/A                    N/A
--------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The Fund's yield for the 30-day period ended March 31, 1997 was 4.24% for the Flag Investors Class A Shares and 4.55% for the Flag Investors Institutional Shares and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50% for the Flag Investors Class A Shares and no sales charge for the Flag Investors Institutional Shares or the ABCAT Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         The Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of the return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. The Fund's tax-equivalent yield for the 30-day period ended March 31, 1997, for a shareholder in the 31% bracket, was

6.14% for the Flag Investors Class A Shares and 6.59% for the Flag Investors Institutional Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 1997 and March 31, 1996, the Fund's portfolio turnover rate was 33.18% and 8.79, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

14.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 23, 1997, the following persons owned of record or beneficially 5% or more of the Fund's total outstanding Shares:

Alex. Brown & Sons Incorporated*                     11.46%
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD 21203

         As of July 23, 1997, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.


         * As of July 23, 1997, to Fund management's knowledge, Alex. Brown & Sons, Incorporated owned beneficially less than 5% of such Shares.

15. FINANCIAL STATEMENTS
    See next page.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

               Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       A-2